SPROTT LOAN	6 Months Ended
Feb. 29, 2020
Sprott Loans Abstract
SPROTT LOAN [Text Block]

5. SPROTT LOAN

On August 15, 2019 the Company announced it had entered into a credit agreement with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced $20.0 million principal senior secured credit facility ("Sprott Facility").  The loan was drawn August 21, 2019 and is due August 21, 2021 with the Company holding the option to extend the maturity date by one year in exchange for a payment in common shares or cash of three percent of the outstanding principal amount.  All amounts outstanding will be charged interest of 11% per annum compounded monthly.  Interest payments will be made monthly with interest of $1,117 having been paid to Sprott during the six-month period (February 28, 2019 - $Nil).

The Company is required to maintain certain minimum working capital and cash balances under the Sprott loan and are in compliance with these covenants at period end.

All fees directly attributable to the Sprott Facility are recorded against the loan balance and amortized using the effective interest method over the life of the loan.  In connection with the advance the Company issued Sprott 800,000 common shares worth $1,000.  Effective interest of $1,392 was recognized during the six-month period (February 28, 2019 - $Nil).